Exhibit 10.7

Blue Cross of California and Affiliates

AGENT AGREEMENT

Under this Agreement (the “Agreement”), effective October 1, 2000, and subject to all terms thereof, eHealthinsurance Services, Inc., (hereinafter referred to as “EHI”), a Delaware corporation, with an office located at 281 East Java Drive, Sunnyvale, CA 94089 is authorized to market and solicit applications from members of the general public residing in California, Nevada, Texas, Georgia, Illinois, Indiana, and Virginia for only those products specified herein written or sold by Blue Cross of California, (or any other Blue Cross company owned by WellPoint), a health care service plan licensed under the Knox-Keene Act (Health and Safety Code Section 1340, et. seq.) BC Life and Health Insurance Company, a life and disability insurance company operating under a Certificate of Authority issued by the California Department of Insurance, a California Corporation, and UNICARE Life and Health Insurance Company, a Delaware domiciled insurance company licensed in Georgia, Texas, Illinois, Indiana, Kentucky, Ohio, Virginia, and Nevada with an office located at 2000 Corporate Center Drive, Newbury Park, California 91320 (hereinafter collectively referred to as “Company”).

To the extent any activities of EHI in any way related to an affiliate of “Company” or a program of such affiliate –

•	Each and every duty or obligation owed by EHI to “Company” under the Agreement shall be owed to such affiliate.

•	Each and every right accruing “Company” against EHI under the Agreement shall accrue to, and be enforceable by, such affiliate.

•	Any obligation owed to EHI by “Company” under the Agreement shall be owed solely by such affiliate; and

•	Any right or claim accruing in favor of EHI under the Agreement shall be enforceable against each affiliate.

•	“Company” as used in this Agreement refers jointly and severally to Blue Cross of California, any other Blue Cross company owned by WellPoint, BC Life and Health Insurance Company, UNICARE Life and Health Insurance Company, and its affiliates, as the context and circumstances may require. As used above, the term “affiliate” refers to Blue Cross of California, BC Life and Health Insurance Company, and UNICARE Life and Health Insurance Company.

ARTICLE I - GENERAL PROVISIONS

1.1	“Company” and EHI shall comply with all laws and regulations applicable to their businesses, their licenses and the transactions into which they enter in connection with this Agreement.

1.2	EHI agrees that in performing under this Agreement, EHI is acting in a fiduciary capacity to “Company”. EHI will not knowingly induce, or attempt to induce, the replacement of “Company” coverage or any individuals with the coverage of another carrier, unless it is clearly in the best interests of such individuals.

1.3	This Agreement or the right to receive money under this Agreement may not be assigned by EHI without the prior written consent of “Company” which shall not unreasonably withheld, and any assignment made contrary to this provision shall be void as to “Company”. This Agreement is personal to EHI, and duties hereunder shall not be delegated or subcontracted by EHI. EHI shall not use subagents in connection with this Agreement except in strict accordance with paragraph 1.4 below.

1.4	Subject to the following, EHI may use subagents in EHI’s performance under this Agreement:

a.	EHI will inform “Company” of the identity of those Representatives whom EHI intends to use as subagents, and EHI will not use, or will cease to use, any Representative as a subagent upon the reasonable request of “Company”, and

b.	EHI will use its commercially reasonable efforts to ensure that any Representative used by EHI as a subagent in performance under this Agreement is properly licensed to act in such capacity. EHI shall, at EHI’ sole cost and expense, file whatever documents with the California Department of Insurance as are necessary for any subagent to lawfully act in that capacity. Furthermore, should

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“Company” instruct EHI to discontinue the use of any subagent for a valid business reason, EHI shall be responsible, at EHI’ sole cost and expense, for filing any documents with the California Department of Insurance as may be required to properly terminate a subagent’s authority to so act.

c.	EHI shall submit to “Company” and “Company” shall promptly execute and file with the applicable state insurance regulatory authorities a Representative Application for Appointment which form shall be supplied by “Company”; no other form of application for appointment will be accepted by “Company”. EHI shall be responsible for the accuracy and completeness of such application submitted and shall ensure that each person for whom such application is submitted shall have read, understood and personally signed such application.

d.	EHI shall be responsible for the payment of any and all compensation, of whatever kind, including, but not limited to, commissions, service fees or expense allowances due to or claimed by any subagent of EHI. EHI agrees to indemnify, defend and save “Company” harmless from and against any claim for reimbursement, compensation or other payment made by a subagent of EHI.

e.	EHI shall be responsible for the appropriate training and guidance of its subagents to the extent that subagents are used in the marketing of “Company” products. EHI will be responsible to “Company” for the acts or omissions of subagents.

f.	EHI agrees that if it is required under this Agreement to procure and maintain a certain level of Errors and Omissions Insurance in a form reasonably satisfactory to “Company” such requirement shall apply to subagents. EHI shall insure that each subagent used in the marketing of “Company” products procures and maintains any required Errors and Omissions Insurance, or EHI shall include each subagent as an additional named insured under EHI’ coverage or otherwise ensure that this requirement is satisfied by each subagent used in the marketing of “Company” products.

1.5	Any notice required from “Company” under this Agreement shall be deemed given on the day such notice is deposited in the United States mail first class postage pre-paid and addressed to eHealthInsurance Services, Inc., 1150 Iron Point Road, Suite 100, Folsom, California 95630, Attn: Vice-President . Any notice required from EHI shall be deemed given on the day after such notice is deposited in the United States mail with first class postage pre-paid and addressed to Blue Cross of California, 2000 Corporate Center Drive, Newbury Park, California, 91320.

1.6	This Agreement is the entire contract between the parties on this subject matter and supersedes any and all prior understandings or agreements between the parties whether oral or in writing on this subject matter. Subject to “Company’s” right of modification set out in paragraph 6.3, no modification or amendment to this Agreement shall be effective unless it is in writing, attached to and made a part of this Agreement, and is executed by a duly authorized representative of EHI and by an officer of “Company”.

1.7	EHI expressly agrees that this Agreement supersedes any prior agreement(s) between EHI and “Company” for business placed by EHI in “Company” after the effective date of this Agreement.

1.8	In this Agreement the words “shall” and “will” are used in the mandatory sense. Unless the context otherwise clearly requires, any one gender includes all others, the singular includes the plural, and the plural includes the singular.

1.9	The fact that “Company” may not have insisted upon strict compliance with this Agreement with respect to an act or transaction of EHI shall not relieve EHI from the obligation to perform strictly in accordance with the terms of this Agreement, with regard to any other act or transaction “Company” shall at all times be entitled to expect EHI to perform strictly in accordance with the terms of this Agreement.

1.10	The fact that EHI may not have insisted upon strict compliance with this Agreement with respect to an act or transaction of “Company” shall not relieve “Company” from the obligation to perform strictly in accordance with the terms of this Agreement, with regard to any other act or transaction EHI shall at all times be entitled to expect “Company” to perform strictly in accordance with the terms of this Agreement.

1.11	EHI and Company will implement Rapid Processing in accordance with Attachment C.

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ARTICLE II – OBLIGATIONS OF EHI

2.1	EHI shall use commercially reasonable efforts to solicit from members of the general public residing in states in which “Company” is authorized to transact insurance and in which “Company” have authorized EHI to solicit on “Company’s” behalf applications for “Company” Individual Enrollment Plan programs, Small Group Plan programs and Medicare Supplement Plan programs identified in the commission schedules attached to and made part of this Agreement. EHI is not authorized to solicit on behalf of “Company”, nor will EHI earn commissions for conversion programs or any other programs that “Company” shall decline to offer through EHI. EHI shall generally perform under this Agreement as described in such administrative guidelines, bulletins, directives, manuals or the like as “Company” may publish for agents and has delivered to EHI from time to time, which do not conflict with any term or provision of this Agreement.

2.2	EHI will service “Company” members enrolled through applications submitted by EHI or assigned by “Company”. Such service will include the following:

a.	acting as liaison between the member and “Company” if requested by “Company” or the member, and including but not limited to, the following:

i.	Assisting the member to take the proper action in connection with “Company” coverage when there is a change of address, change in marital status or change in dependent status.

ii.	Assisting a family member/dependent obtain coverage when he or she is no longer entitled to coverage as a family member, e.g., when a dependent child reaches the limiting age, or upon a divorce or dissolution of marriage.

b.	maintaining a working and current knowledge of “Company” products and the ability to explain benefits and/or coverage.

For any members assigned to EHI by “Company”, EHI shall receive compensation from “Company” in accordance with the provisions of this Agreement.

2.3	EHI agrees to maintain such licenses as are necessary to transact business on behalf of “Company”. EHI further agrees to notify “Company” immediately of any expiration, termination, suspension or other action of the California Insurance Department, California Department of Corporations, any other Department of Insurance or insurance regulator, or any other government agency against or affecting said license. By entering into this Agreement, EHI represents that no license of EHI, or any director or officer of, or owner of 25% or more equity interest in, EHI has previously been subject to any suspension, termination or other disciplinary action by any governmental authority, and that EHI has never been convicted of a felony or a misdemeanor involving theft or misappropriation of monies.

2.4	EHI agrees to comply with the reasonable rules of “Company” relating to the completion and submission of applications, and to make no representation with respect to the benefits of any Plan offered by “Company” not in conformity with the material prepared and furnished to EHI for that purpose by “Company”. EHI shall use best efforts to ensure that each application is fully and truthfully completed by the applicant and the completed application fully and accurately reflects and discloses the circumstances, including the health, or persons for whom coverage is sought in the application. EHI further agrees to inform every applicant that “Company” will rely upon said health representations in the underwriting process, and that the subsequent discovery of material facts known to applicant and either not disclosed or misrepresented on the health statement may result in the rescission of any contract entered into by “Company”, and that in no event will the applicant have any coverage unless and until it is reviewed and approved by “Company” and a contract is issued, or if “Company” requires a written waiver, until the applicant agrees to accept coverage subject to the terms of such waiver. Nonetheless, “Company” understands and acknowledges that EHI may not directly speak with every applicant.

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2.5	EHI is not authorized to, and agrees not to, enter into, alter, deliver or terminate any contract on behalf of “Company”, extend the time for payment of charges, or bind “Company” in any way without the prior written approval of “Company”. EHI further agrees that “Company” reserves the right to reject any and all applications submitted by EHI. “Company” will not treat applications from EHI differently from applications submitted by other agents.

2.6	Monies received by EHI for or on behalf of “Company” shall be received and held by EHI in a fiduciary capacity, shall not be commingled by EHI with personal funds of EHI, and shall be remitted to “Company” by no later than [***] ([***]) calendar days from the day of receipt by EHI.

2.7	Forms and Advertising

a.	EHI agrees to use only such material as provided by “Company” or approved in writing by “Company” before use (including billing forms, all advertising, promotional materials, reprints and enrollment forms). EHI shall not make use of any advertisement or any other material in which the name or logo of “Company”, or any service mark of “Company” is used without the “Company’s” written consent. “Company” agrees that such consent shall not be unreasonably withheld.

b.	LIQUIDATED DAMAGES: EHI agrees that any use of “Company’s” name or logo, or any service mark of “Company” will injure “Company” although the amount of damage would be difficult to determine. Therefore, should EHI fail to cure a misuse within [***] ([***]) days following notice, EHI agrees to pay “Company”, as liquidated damages and not as a penalty, $[***] for each use of “Company’s” service mark(s), name or logo without “Company’s” prior written consent plus $[***] for each day of each such unauthorized use. (For the purpose of assessing the $[***] per day per use damages, each individual unauthorized appearance of “Company’s” service mark(s), name or logo shall be a separate unauthorized appearance of “Company’s” service mark(s), and name or logo shall be a separate unauthorized use. For example, and not limiting the generality of the foregoing, each individual copy of a newspaper advertisement containing an unauthorized use published on any one day shall be a separate unauthorized use and each individual copy of any edition of a telephone directory containing an unauthorized use on each day between the initial distribution of that edition and its replacement with another edition shall be a separate unauthorized use.)

c.	INTERNET MARKETING – “Company” will have approval rights over any Internet marketing materials that use the name, logo or other identifier of “Company”. EHI will be solely responsible for the generic marketing and advertising related to the EHI website.

d.	GENERAL MARKETING – As part of this agreement, EHI agrees to design, advertise and market to promote the “Company’s” products as part of EHI’s overall marketing efforts to generate revenue for its insurer supplier partners.

2.8	EHI agrees to maintain complete records (1) of all transactions pertaining to applications submitted to and accepted by “Company”, (2) as may be required by the California Department of Insurance, or California Department of Corporations, any Department of Insurance or any other governmental entity, (3) in connection with EHI’ relationship with “Company”. Any and all records described above or as may otherwise relate to EHI’ activities in connection with “Company” business shall be accessible and available to representatives of “Company” who may audit them from time to time while this Agreement is in effect or within one (1) year after termination reasonably thereof. “Company shall notify EHI of its intention to conduct an audit no less than [***] weeks prior to the date of the audit. Any audit shall take place at EHI’s office during normal business hours. “Company” or its agents shall not copy or duplicate any records without the prior written consent of EHI. Any audit shall be conducted at “Company’s” sole expense unless the audit reveals an act of fraud by EHI.

2.9	Within [***] ([***]) days of a request by “Company”, but not later than the effective date of this Agreement EHI agrees to obtain and maintain Errors and Omissions Insurance in force in the amount of $[***] for each occurrence and $[***] general aggregate from a carrier with a Best rating of B or better and proof of which will be supplied to “Company” upon request. Once “Company” has requested that EHI obtain and maintain such insurance, the obtaining and maintenance of such insurance shall be a material

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requirement of this Agreement. Failure of EHI to obtain and maintain such insurance reasonably satisfactory to “Company”, once requested by “Company”, shall be a material failure to comply with a provision of this Agreement.

2.10	EHI agrees that “Company” has the right to discontinue, to modify, or exercise all lawful rights in connection with, any of its benefit contracts, or programs without liability to EHI by providing EHI at least [***] days prior written notice. EHI may sell only those products specifically authorized.

2.11	EHI shall seek compensation for performing under this Agreement only from “Company”. EHI is an independent contractor and shall have no claim to compensation except as provided in this Agreement and shall not be entitled to reimbursement from “Company” for any expenses incurred in performing this Agreement. EHI further agrees that to the extent of any indebtedness of EHI to “Company”, “Company” shall have a first lien, against any commissions due EHI from “Company”, and such indebtedness may be deducted at the “Company’s” option from commissions due to EHI, in the event that such action is deemed appropriate.

2.12	EHI agrees to maintain the confidentiality of any trade secret or proprietary information of “Company”. EHI’ obligations under this paragraph 2.12 shall survive termination of this Agreement. “Company” agrees to keep all trade secrets, proprietary information, agreements, financial arrangements, and technology activities of EHI strictly confidential. “Company’s” obligations under this paragraph 2.12 shall survive termination of this Agreement.

2.13	EHI will keep regular and accurate records of all transactions related to this Agreement which records shall be reserved for a period of at least [***] ([***]) years and, upon request, shall be open to examination and available for copying by “Company”. Any manuals, applications, and all supplies furnished by “Company” shall remain the property of “Company” and at the request of “Company”, said property shall immediately be returned to “Company” upon termination of this Agreement.

2.14	“Company” agrees to send, at “Company’s” sole expense, within 30 days after the date of this Agreement a training representative out to EHI’ headquarters for an initial product training session.

2.15	EHI agrees that, except for brand or product differentiation purposes stating the benefits of its own services to consumers, it will not undertake any marketing, promotion or other public messages that directly criticizes the existing broker distribution network or existing broker distribution channels used by the “Company”.

2.16	EHI will waive any start-up and/or maintenance fees for “Company” for the placement of “Company” products on the EHI website (www.ehealthinsurance.com).

2.17	EHI shall make available to “Company”, (a) customer data generated by consumers who apply for products offered by “Company”. EHI shall make available to “Company”, consistent with EHI’s customer privacy policies and subject to EHI’s fiduciary duties to “Company”, (b) general aggregated customer data that EHI makes generally available to health insurance carriers which offer insurance products and services through EHI. Notwithstanding anything else in this Agreement, each party agrees to comply with any and all relevant State and Federal laws, regulations, and other governmental agency guidelines relating to (i) disclosure of personal and medical information (ii) security of personal and medical information that is maintained by either party or transmitted between the parties, and (iii) insurance application related privacy issues. Each party shall negotiate in good faith an agreement for the design of screens that provide additional value-added benefits of “Company”, if such additional services are reasonably requested by “Company”.

2.18	EHI will ensure that all prospects are aware of options available to them via the Health Insurance Portability and Accounting Act.

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2.19	As part of EHI’s activities to market and sell health insurance products, including “Company’s” products, EHI may enter into marketing agreements with other parties (e.g., associations, employers and other “affinity groups”). Such agreements may include the placement or syndication of EHI’s website within another party’s site, or the placement of links from another party’s site to EHI’s website. Any such activities or agreements in any way related to or in connection with the “Company”, this Agreement, or EHI’s performance hereof shall be in strict compliance with this Agreement. Furthermore, EHI shall be responsible to “Company” for the acts or omissions of such other parties.

ARTICLE III – OBLIGATIONS OF “Company”

3.1	“Company” will pay EHI first year and renewal commissions on “Company” enrollment at the rates set out in Attachment A resulting from applications obtained by EHI, and accepted by “Company”, and in the case of any group business for which EHI has been designated Agent of Record in writing, applications obtained by EHI, and accepted by “Company”, for products “Company” has authorized EHI to market. Furthermore, “Company” reserves the right, in its sole and absolute discretion, to refuse to recognize any change in Agent of Record designation by a group having coverage with “Company” through an association having an arrangement with “Company”. If EHI submits an application for a person, or group, with prior “Company” coverage, no commission shall be payable unless prior coverage has been lapsed for at least [***] ([***]) months in the case of individual or Medicare supplement programs, or at least [***] ([***]) months in the case of group programs; except that if EHI submitted the original application, renewal commissions only shall be payable. Such commissions shall be based on the commission schedule(s) in Attachment A. After [***] months following the effective date of this contract, EHI and “Company” agree to review the commission schedule listed in Attachment A and EHI’s book of business and determine whether any adjustments to the commission schedule in Attachment A are necessary. Such modifications or replacement to Attachment A shall apply to all new enrollment with an original effective date following the effective date of modifications or replacement of Attachment A. If after [***] months following the effective date of this agreement no changes are necessary or both parties cannot mutually agree upon terms for modifying or replacing Attachment A, the commission schedule in Attachment A effective at the time this Agreement was executed will remain in effect for the duration of this agreement.

3.2	Renewal Commissions:

Renewal commissions for all products sold by EHI in connection with this Agreement shall be payable to EHI by “Company” as long as all of the following conditions are satisfied:

a.	“Company” retains the enrollment produced by EHI (such retention being at the “Company’s” option);

b.	EHI will continue to receive all commissions due on renewal business for as long as the business remains on the books and [***];

c.	At least six (6) individual and/or Medicare supplement programs, or in the case of group business at least six (6) covered employees under “Company” benefit agreements written through EHI remain in effect; and

d.	In the case of group business, no other Agent is designated in writing as Agent of Record by the group.

3.3	Assignment Rights

Assignment rights apply only to Individual Enrollment Plan Programs, and commissions on no other programs shall be assignable.

a.	If all the following conditions are satisfied, EHI may assign any or all business written under this Agreement to another licensed agent:

i.	The assignment must be in writing, permanent and irrevocable, notarized and in a form acceptable to “Company”;

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ii.	The terms of the assignment must be determined by “Company” not to prejudice the interests of “Company”;

iii.	Under the terms of the assignment the agent to whom the business is assigned must expressly agree to assume all EHI’s obligations and responsibilities to “Company” with respect to the business assigned;

iv.	The loss ratio of Agent’s business in the aggregate, and, in the case of an assignment of only a portion of Agent’s business, the loss ratio of both the portion retained and the portion assigned, must be no worse than “Company’s average loss ratio for individual plan business;

v.	The Agent to whom the business would be assigned either has a standard “Company” Individual Plans Agent Agreement in force and good standing, an e-Agent Agreement in good standing, or is acceptable to “Company”, qualifies for and enters into a standard Individual Plans Agent Agreement with “Company”;

vi.	At the time of assignment, at least six (6) individual “Company” benefit agreements written by EHI are in force in EHI’s book of “Company” business.

b.	Since any agent to whom EHI’s business may be assigned would represent the interests of “Company” with respect to said business, “Company” reserves the right to decline to approve, in its sole and absolute discretion, any assignment. In event of the sale or merger of EHI, “Company” will not unreasonably withhold assignment not withstanding subparagraph a., except that the acquiring or merging company has either a standard “Company” Individual Plans Agent Agreement in force and good standing, or an e-Agent agreement in good standing, or is acceptable to “Company”, qualifies for and enters into a standard Individual Plans Agent Agreement or an e-Agent Agreement with “Company”.

c.	Any purported assignment of, or transfer of any interest in, any or all of EHI’s business other than in strict compliance with subparagraph a. of this paragraph shall be void as to “Company” and shall be a material failure to comply with provisions of this Agreement.

3.4	“Company” will pay to EHI compensation due within thirty (30) days following the end of each calendar month based on subscription charges actually received and reconciled by “Company”, and either due or received and reconciled by “Company”, whichever is later, during the calendar month on EHI generated business, except that “Company” reserves the right to accumulate commissions until commissions due equal at least $[***]. If a return subscription charge is due on EHI generated business, “Company” will charge back to EHI the amount of commission previously paid to EHI on the amount of returned subscription charge.

Compensation payments by “Company” will be accompanied by sufficient detail to permit EHI to identify the name and address of each insured or group for which compensation is being paid, as well as the amount of premium paid by such insured or group on which the payment is based.

3.5	Except to the extent responsibility is expressly and explicitly delegated under this Agreement, “Company” shall be responsible for, and may exercise its discretion in connection with, all aspects of the underwriting and administration of any “Company” products including, but not limited to, the following:

a.	the design, benefit configuration and rates or such products;

b.	the establishment of underwriting procedures and criteria to be used in the acceptance or rejection of risks;

c.	the establishment and holding of reserves;

d.	the payment or denial of claims’; and

e.	the preparation and issuance of benefit agreements and benefit certificates.

3.6	EHI shall have the ability to use Internet, telephonic, mail and print support to market, sell and service “Company’s” products otherwise in accordance with the terms hereof.

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3.7	For maintenance purposes, “Company” shall provide EHI with updated health plan information including, but not limited to, health plan applications, rates, benefit summaries, provider directories and other content which EHI may require to comply with “Company’s” general updates for all agents. EHI recognizes that such health plan information may be preliminary and shall be subject to final approval by the relevant regulatory agencies in the states where the “Company” will offer updated health plan products. Such health plan information shall be provided to EHI no less than 30 days prior to their effective date. “Company” shall have approval rights over the health plan information, but such approval shall not be unreasonably withheld. “Company” shall permit EHI to link the EHI website to “Company’s” web pages as necessary to provide potential applicants with health plan information in a manner acceptable to “Company”.

ARTICLE IV – DISPUTE RESOLUTION

4.1	“Company” and EHI agree to meet and confer in good faith on all matters affecting this Agreement. The parties agree that any unresolved dispute will be resolved by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association.

ARTICLE V – INDEMNITY

5.1	Neither “Company” nor EHI shall be liable to any third party for an act or failure to act of the other party to this Agreement.

5.2	EHI agrees to indemnify and save “Company”, including directors, officers, corporate affiliates, shareholders and employees “Company”, harmless from any and all liability, losses, damages, costs or expenses arising out of any and every claim, demand, lawsuit or cause of action asserted against “Company” by a third party, which claim, demand, lawsuit or cause of action results from or arises in connection with any negligent or otherwise intentional wrongful act or omission of EHI, including any breach of this Agreement, or of any director, officer, or employee of Agent. Such indemnity shall include reasonable attorney fees.

5.3	“Company” agrees to indemnify and save EHI, including partners, directors, officers, corporate affiliates, shareholders and employees of EHI harmless from any and all liability, losses, damages, costs or expenses arising out of any and every claim, demand, lawsuit or cause of action asserted against EHI by a third party, which claim, demand, lawsuit or cause of action results from or arises in connection with any negligent or otherwise wrongful act or omission of “Company”, including any breach of this Agreement, or of any director, officer or employee of “Company”. Such indemnity shall include reasonable attorney fees.

5.4	Should “Company” and EHI each claim indemnity from the other under paragraphs 5.2 and 5.3 of this ARTICLE V hereof and should it be determined that each is entitled to some indemnity from the other under the terms of said paragraphs, then the amount of indemnity due from each to the other shall be determined according to comparative fault principles.

5.5	The obligations of this ARTICLE V will survive termination of this Agreement as to acts or omissions committed during the term of this Agreement.

ARTICLE VI – TERM, TERMINATION & EXCLUSIVITY

6.1	This agreement shall become effective following execution by EHI on the date approved by a duly authorized representative of “Company”.

6.2	Termination – Subject to Section 6.4, this Agreement will remain in force for a period of [***] year ([***] years) from the date signed on the contract marked by “Company”. Thereafter, either party may elect to terminate this Agreement, without cause, by giving the other party [***] days written notice.

6.3	Modifications – Modifications to this Agreement shall be put in writing and agreed to by both parties, excluding such modifications that are identified in other sections of this agreement.

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6.4	Termination for cause: A party to this Agreement may terminate this Agreement for the other party’s material failure to comply with any provisions of this Agreement (including any amendments) if the failing party does not cure the material failure upon [***] ([***]) days prior receipt of written notice of a failure to comply. A party’s failure to comply with any provision of this Agreement shall, unless otherwise specifically provided, be material if such failure affects the party’s ability to perform under this Agreement or if the other party could reasonably be expected to be materially prejudiced or injured by the particular failure. A party may immediately, upon written notice to the other party, terminate this Agreement upon the other party’s commission of any act of fraud or dishonesty, or breach of any fiduciary duty. The right to terminate this Agreement for cause shall not be exclusive, but shall be cumulative with all other remedies available by law or in equity. A failure to terminate this Agreement for cause shall not be a waiver of the rights to do so at any future defaults.

6.5	Notwithstanding anything else in the Agreement, “Company” shall have the right to terminate this contract upon [***] ([***]) days written notice if EHI implies to the public they are not a licensed agent and disparages, ridicules, or demeans insurance agents and the services they provide to customers. EHI shall be in material breach if it does not cure a failure to comply within [***] ([***]) business days of receiving notice of a failure to comply.

IN WITNESS WHEREOF, this Agreement has been duly executed in duplicate by the parties.

BLUE CROSS OF CALIFORNIA on its behalf and behalf of its affiliates comprising the “Company”		eHealthinsurance Services, Inc. 281 East Java Drive Sunnyvale, CA 94089

BY:	[***]	BY:	/s/ Gary Lauer
NAME:	[***]	NAME:	Gary Lauer
TITLE:	Senior Vice President	TITLE:	President & CEO
DATE:	Illegible	DATE:	10/6/00

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ATTACHMENT A IS EXPIRED ON ITS TERMS, IS NO LONGER VALID OR ENFORCEABLE AND HAS THEREFORE NOT BEEN INCLUDED AS PART OF THE FILING.

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ATTACHMENT C – RAPID PROCESSING

1.	Definitions

1.1	“Implement.” For purposes of this Agreement, Implement, Implemented, or Implements shall mean that Rapid Processing is fully functional between EHI and “Company” such that conforming applications for coverage submitted to “Company” may be provisionally approved using Rapid Processing.

1.2	“Rapid Processing.” For purposes of this Agreement, Rapid Processing is defined as the online provisional approval by “Company” for individual health insurance applications which do not require additional physician information, which shall be further defined as i) instant provisional approval for individual health applications conforming to the “Company’s” requirements using any available technology or processing to provide this functionality, and which instant provisional approval should occur in less than [***] [***], and ii) rapid approval for non-conforming applications which can be underwritten in accordance with “Company’s” policies and guidelines without additional physician information, using any available technology or processing to provide this functionality, and which provisional approval should occur in less than [***] [***]. Provisional Approval or Provisional Approved is defined when “Company” commits to binding insurance coverage for applicants pending “Company’s” receipt of a signed application and initial premium payment, EHI maintaining an application with “signature on file” and sending the initial premium payment

2.	EHI Responsibilities

2.1	EHI agrees to license Rapid Processing through its [***] capability, based upon “Company’s” request, for online processing of conforming health insurance applications at no cost to “Company”, except that “Company” shall be responsible for its own hardware, software, customization, implementation, integration and maintenance costs, pursuant to this Agreement. If “Company” utilizes EHI’s [***] “Company” agrees it will not be used in other sales distribution channels without the prior written consent of EHI.

2.2	EHI agrees to implement and strictly follow “Company’s” policies and guidelines for determining those applications that qualify for Rapid Processing.

2.3	EHI agrees that all applications that do not qualify for Rapid Processing will not be provisionally approved.

2.4	EHI agrees to diligently respond to any failures or performance issues related to EHI’s systems and processes as they concern the ability to continue to perform Rapid Processing.

2.5	EHI agrees to use only such material, including forms of notice and other communications with prospects and applicants as provided by “Company” or approved in writing by “Company” as it relates to Rapid Processing. EHI agrees to make changes to the guidelines “Company” establishes for provisional approval based upon “Company’s” request.

2.6	EHI agrees to provide an identifier on their web-site indicating “Company” has Rapid Processing processes in place.

2.7	EHI and “Company” agree to follow a mutually agreed upon process for Rapid Processing.

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3.	Company’s Responsibilities

3.1	“Company” agrees to diligently proceed to implement Rapid Processing on the schedule attached hereto as Attachment C.

3.2	“Company” agrees to diligently respond to any failures or performance issues related to “Company’s” systems as they concern the ability to continue to perform Rapid Processing.

3.3	“Company” shall provide content reasonably requested by EHI that is necessary to providing Rapid Processing.

3.4	“Company” agrees to provide provisional approval for applications strictly satisfying the “Company’s” policies and guidelines that are submitted by EHI. “Company” has the right to change these policies and guidelines at any time, in any way, and at its sole and absolute discretion. Provisional approval will be based upon those policies and guidelines that “Company” provides to EHI. All applications receiving provisional approval are subject to (i) “Company” checking claim history, and (ii) applicant meeting guidelines established by “Company” that do not require “Company” to obtain additional medical information.

4.	Termination of Rapid Processing

The “Company” may, upon [***] days prior written notice to EHI at any time after [***] ([***]) months following the implementation date of Rapid Processing, terminate the Rapid Processing program hereunder while retaining the Agent Agreement in effect.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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AMENDMENT ONE

TO

AGENT AGREEMENT

WHEREAS, Blue Cross of California, and BC Life and Health Insurance Company (collectively, “Company”) and eHealthInsurance Services, Inc. (“EHI”) are parties to an Agent Agreement dated October 1, 2000 (the “Agreement”).

WHEREAS, the parties desire to clarify and expand some of the parties’ obligations under the Agreement.

WHEREAS, this Amendment One is entered into pursuant to Article 6.3 of the Agreement, which states that modifications to the Agreement shall be put in writing and agreed to by both parties. When signed below by an authorized representative of each party, this Amendment shall constitute such a writing. All unmodified terms and conditions of the Agreement shall remain in full force and effect. Wherever possible, the terms of this Amendment shall be read in such a manner so as to avoid conflict with the Agreement, but in the event of an unavoidable conflict, the terms of this Amendment shall control over the terms and conditions of the Agreement. All capitalized terms set forth herein shall have the same meaning as defined in the Agreement or this Amendment.

WHEREAS, the Company hereby authorizes EHI to implement the following processes in a commercially reasonable manner to enable prospective health insurance applicants to: 1) electronically sign the [***] of the Company’s health insurance application, 2) electronically receive all of an applicant’s data as entered by the applicant on [***] located at [***] by EHI, 3) electronically transmit such data to the Company as a secured transmission via the Internet, 4) archive the applicants’ electronically signed [***], and 5) archive the [***] screens viewed by an applicant.

NOW THEREFORE, the parties mutually agree to the following:

1. EHI Responsibilities

1.1 Electronic Signature

EHI shall enable a health insurance applicant to electronically sign the [***] version of the Company’s health insurance application in a manner consistent with the federal Electronic Signatures in Global and National Commerce Act and other applicable laws. EHI and the Company shall mutually agree on a commercially reasonable process to evidence an applicant’s intent a) to warrant that the information provided by the

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

1

applicant is true, accurate and complete, b) to authorize the obtaining of or release of medical information, c) to agree to the terms and conditions within the insurance application, d) to authorize the initial premium payment by credit card and subsequent premium payments by the method the applicant selects on the insurance application, and e) to bind themselves to other terms and conditions required by the Company in its standard insurance application.

1.2 Electronic Receipt

EHI shall use a methodology which will not permit an applicant who chooses to electronically sign his application, or anyone else, to change any data entered by the applicant once the applicant takes the appropriate action to submit the data to EHI. Any subsequent changes to the data shall be completed in writing by the applicant on a paper medium. EHI shall initially utilize [***] or better to ensure data integrity and security during the electronic transmission of the data from the applicant to EHI. EHI shall archive the applicant’s data and the [***] seen by the applicant when entering the data.

1.3 Electronic Transmission

EHI shall not modify or in any way alter the data received from an applicant although EHI personnel may review the applicant’s data for completeness. EHI shall promptly transmit to Company, in a form and manner satisfactory to Company, the applicant’s insurance application in [***] utilizing [***] or better to ensure data integrity and security during the electronic transmission of the data from EHI to the Company.

1.4 Archive PDF

EHI shall archive a copy of each applicant’s electronically signed [***] of the applicant’s application for a period of no less than [***] ([***]) years from the date the application is submitted to the Company. Such archived [***] shall be accessible to the Company via a [***], if Company elects to use the [***] or via written request to EHI. EHI shall fulfill any request to receive an archived application within [***] ([***]) business days. On or before [***] ([***]) years, EHI shall offer a copy of an archived [***] in [***] form and any associated records to the Company prior to permanently removing the archived [***] from EHI’s [***].

1.5 Archive HTML

EHI shall archive the code creating the [***] viewed by an applicant for a period of no less than [***] ([***]) years. Each time an [***] is [***], EHI shall archive the version of the [***] prior to making any [***]. EHI shall provide an archived [***] of an [***] to the Company within [***] ([***]) days of receiving

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2

a written request from the Company. On or before [***] ([***]) years, EHI shall offer a copy of an archived [***] and any associated records to the Company prior to permanently removing the archived [***] from EHI’s [***].

1.6 Compliance with the Health Insurance Portability and Accountability Act of 1996 (HIPAA)

EHI acknowledges that pursuant to HIPAA the United States Department of Health and Human Services has promulgated some, and is in the process of promulgating other, regulations, becoming effective in the future, relating to the privacy of individually identifiable health information and the security of such information when transmitted by electronic means and further that such regulations may require that contracts contemplating the collection of individually identifiable health information and/or the transmission of such information electronically include certain provisions. Therefore, EHI agrees that: (a) its activities shall comply with all such regulations applicable, when and as they become effective; (b) this Amendment shall be interpreted to meet at least the minimum requirements of such regulations when and as they become effective; and (c) upon the request of Company EHI shall execute such further amendments as the Company may reasonably determine are required by such regulations.

2. Company Responsibilities

2.1 Company agrees to cooperate with EHI to implement the processes described above in a commercially reasonable time period.

3. Modification and Term. The parties may modify any provision of this Amendment pursuant to a written instrument signed by both parties. The term of this Amendment shall be coextensive with the term of the Agreement, except that either party may terminate this amendment, with or without cause, without terminating the Agreement, upon [***] days ([***]) days prior written notice to the other.

4. Severability. If any provision of this Amendment is determined by a court to be unenforceable, all other provisions of this Amendment shall remain in full force and effect, unless such serverance would cause this Amendment to fail its essential purpose.

5. Effective Date. The Effective Date of this Amendment shall be the date on which it is signed by both parties, or, if signed on different dates, the later of such dates.

[SIGNATURES ON FOLLOWING PAGE]

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3

IN WITNESS HEREOF, the parties have caused this Amendment One to be executed as of the dates set forth below.

eHealthInsurance Services, Inc.

By:	/s/ Gary Lauer
Name:	Gary Lauer
Title:

Date:	6/19/01

Blue Cross of California on its behalf and on behalf of its affiliates comprising the “Company”

By:	[***]
Name:	[***]
Title:	Senior Vice President

Date:	6/13/01

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4

AMENDMENT TWO

TO

AGENT AGREEMENT

WHEREAS, Blue Cross of California, BC Life and Health Insurance Company and UNICARE Life & Health Insurance Company (collectively, “Company”) were the original parties, along with eHealthInsurance Services, Inc. (“EHI”), to an Agent Agreement dated October 1, 2000 (the “Agreement”).

WHEREAS, the original parties to the Agreement desire to expand the definition of “Company” to include UNICARE Health Insurance Company of the Midwest and UNICARE Health Plans of the Midwest, Inc. as parties to the Agreement.

WHEREAS, the parties desire to clarify and expand some of the parties’ obligations under the Agreement.

WHEREAS, this Amendment One is entered into pursuant to Article 6.3 of the Agreement, which states that modifications to the Agreement shall be put in writing and agreed to by both parties. When signed below by an authorized representative of each party, this Amendment shall constitute such a writing. All unmodified terms and conditions of the Agreement shall remain in full force and effect. Wherever possible, the terms of this Amendment shall be read in such a manner so as to avoid conflict with the Agreement, but in the event of an unavoidable conflict, the terms of this Amendment shall control over the terms and conditions of the Agreement. All capitalized terms set forth herein shall have the same meaning as defined in the Agreement or this Amendment.

WHEREAS, the Company hereby authorizes EHI to implement the following processes in a commercially reasonable manner to enable prospective health insurance applicants to: 1) electronically sign the [***] of the Company’s health insurance application, 2) electronically receive all of an applicant’s data as entered by the applicant on [***] located at [***] by EHI, 3) electronically transmit such data to the Company as a secured transmission via the Internet, 4) archive the applicants’ electronically signed [***], and 5) archive the [***] screens viewed by an applicant.

NOW THEREFORE, the parties mutually agree to the following:

The foregoing recitals are hereby incorporated into and made a part of this Amendment.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

1

1. EHI Responsibilities

1.1 Electronic Signature

EHI shall enable a health insurance applicant to electronically sign the [***] version of the Company’s health insurance application in a manner consistent with the federal Electronic Signatures in Global and National Commerce Act and other applicable laws and regulations. EHI and the Company shall mutually agree on a commercially reasonable process to evidence an applicant’s intent a) to warrant that the information provided by the applicant is true, accurate and complete, b) to authorize the obtaining of or release of medical information, c) to agree to the terms and conditions within the insurance application, d) to authorize the initial premium payment by credit card and subsequent premium payments by the method the applicant selects on the insurance application, and e) to bind themselves to other terms and conditions required by the Company in its standard insurance application.

1.2 Electronic Receipt

EHI shall use a methodology which will not permit an applicant who chooses to electronically sign his application, or anyone else, to change any data entered by the applicant once the applicant takes the appropriate action to submit the data to EHI. Any subsequent changes to the data shall be completed in writing by the applicant on a paper medium. EHI shall initially utilize [***] or better to ensure data integrity and security during the electronic transmission of the data from the applicant to EHI. EHI shall archive the applicant’s data and the [***] seen by the applicant when entering the data.

1.3 Electronic Transmission

EHI shall not modify or in any way alter the data received from an applicant although EHI personnel may review the applicant’s data for completeness. EHI shall promptly transmit to Company, in a form and manner satisfactory to Company, the applicant’s insurance application in [***] utilizing [***] or better to ensure data integrity and security during the electronic transmission of the data from EHI to the Company.

1.4 Archive [***]

EHI shall archive a copy of each applicant’s electronically signed [***] of the applicant’s application for a period of no less than [***] ([***]) years from the date the application is submitted to the Company. Such archived [***] shall be accessible to the Company via a [***] if Company elects to use the [***], or via written request to EHI. EHI shall fulfill any request to receive an archived application within [***] ([***]) business days. On or before [***] ([***]) years, EHI shall offer a copy of an archived [***] in [***] form and any associated records to the Company prior to permanently removing the archived application from EHI’s database.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2

1.5 Archive HTML

EHI shall archive the code creating the [***] viewed by an applicant for a period of no less than [***] ([***]) years. Each time an [***] is [***], EHI shall archive the version of the [***] prior to making any [***]. EHI shall provide an archived [***] of an [***] to the Company within [***] ([***]) days of receiving a written request from the Company. On or before [***] ([***]) years, EHI shall offer a copy of an archived [***] and any associated records to the Company prior to permanently removing the archived code from EHI’s [***].

1.6 Compliance with the Health Insurance Portability and Accountability Act of 1996 (HIPAA)

EHI acknowledges that pursuant to HIPAA the United States Department of Health and Human Services has promulgated some, and is in the process of promulgating other, regulations, becoming effective in the future, relating to the privacy of individually identifiable health information and the security of such information when transmitted by electronic means and further that such regulations may require that contracts contemplating the collection of individually identifiable health information and/or the transmission of such information electronically include certain provisions. Therefore, EHI agrees that: (a) its activities shall comply with all such regulations applicable, when and as they become effective; (b) this Amendment shall be interpreted to meet at least the minimum requirements of such regulations when and as they become effective; and (c) upon the request of Company EHI shall execute such further amendments as the Company may reasonably determine are required by such regulations.

2. Company Responsibilities

2.1 Company agrees to cooperate with EHI to implement the processes described above in a commercially reasonable time period.

3. Modification and Term. The parties may modify any provision of this Amendment pursuant to a written instrument signed by both parties. The term of this Amendment shall be coextensive with the term of the Agreement, except that either party may terminate this amendment, with or without cause, without terminating the Agreement, upon [***] days ([***]) days prior written notice to the other.

4. Severability. If any provision of this Amendment is determined by a court to be unenforceable, all other provisions of this Amendment shall remain in full force and effect, unless such serverance would cause this Amendment to fail its essential purpose.

5. Effective Date. The Effective Date of this Amendment shall be the date on which it is signed by both parties, or, if signed on different dates, the later of such dates.

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3

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS HEREOF, the parties have caused this Amendment One to be executed as of the dates set forth below.

eHealthInsurance Services, Inc.

By:	/s/ Gary Lauer
Name:	Gary Lauer
Title:

Date:

Blue Cross of California, BC Life and Health Insurance Company,

UNICARE Life & Health Insurance Company, UNICARE Health Insurance

Company of the Midwest, and UNICARE Health Plans of the Midwest, Inc.

on behalf of themselves and on behalf of their affiliates

comprising the “Company”

By:	[***]
Name:	[***]
Title:	Senior Vice President

Date:	7/26/01

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4

AMENDMENTS THREE, FOUR AND FIVE TO THE AGENT AGREEMENT BETWEEN BLUE CROSS OF CALIFORNIA, BC LIFE AND HEALTH INSURANCE COMPANY, UNICARE LIFE & HEALTH INSURANCE COMPANY AND EHEALTHINSURANCE SERVICES, INC., DATED OCTOBER 1, 2000, AND THE EXHIBITS THERETO, ARE EXPIRED ON THEIR TERMS, ARE NO LONGER VALID OR ENFORCEABLE AND HAVE THEREFORE NOT BEEN INCLUDED AS PART OF THIS FILING.

AMENDMENT to

Blue Cross of California and Affiliates

AGENT AGREEMENT

This amendment is entered into, as of October 1, 2001 between Blue Cross of California and its Affiliates (collectively, “Company”) and e-HealthInsurance Services, Inc. (“Agent”).

RECITALS

A.	Company and Agent have previously entered into a Blue Cross of California and Affiliates Agent Agreement (“Agreement”), effective October 1, 2000.

B.	Pursuant to Section 6.3 of the Agreement, the parties now desire to modify the Agreement.

NOW, THEREFORE, IT IS AGREED:

The sale of any UNICARE Life & Health Insurance Company medical plan in the State of Georgia shall not count toward entitlement for any production bonus to be paid by Company to Agent.

Attachment A of the Agreement, attached hereto and incorporated herein by reference, outlining the compensation paid by Company to Agent, shall replace any and all prior versions of Attachment A.

Upon acceptance by the parties, this Amendment, as of the date specified above, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

Company		Agent

BY:	/s/ [***]	BY:
NAME:	[***]	NAME:
TITLE:	SVP, Sales Development	TITLE:
DATE:	November XX, 2002	DATE:

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

ATTACHMENT A IS EXPIRED ON ITS TERMS, IS NO LONGER VALID OR ENFORCEABLE AND HAS THEREFORE NOT BEEN INCLUDED AS PART OF THE FILING.

AMENDMENT to

Blue Cross of California and Affiliates

AGENT AGREEMENT

This amendment is entered into, as of February 1, 2003 between Blue Cross of California and its Affiliates (collectively, “COMPANY”) and eHealthInsurance Services, Inc. (“EHI”).

RECITALS

A.	Company and EHI have previously entered into a Blue Cross of California and Affiliates Agent Agreement (“Agreement”), effective October 1, 2001.

B.	Pursuant to Section 6.3 of the Agreement, the parties now desire to modify the Agreement.

NOW, THEREFORE, IT IS AGREED:

I.	The following paragraph shall be added in its entirety as paragraph two of section 1.1 of ARTICLE I – GENERAL PROVISIONS

Confidentiality and Disclosure of Patient Information: EHI acknowledges that as a result of its relationship with “COMPANY” it may create, have access to or receive confidential protected health and non-public personal financial information (“PHI”), including, but not limited to, social security numbers, medical records and other individual member identifying information. EHI agrees that it (a) will not use or further disclose PHI other than as permitted by this Agreement or required by law; (b) will protect and safeguard from any oral and written disclosure all confidential information, both medical and financial, regardless of the type of media on which it is stored (e.g., paper, fiche, etc.) with which it may come into contact; (c) use appropriate safeguards to prevent use or disclosure of PHI other than as permitted by this Agreement or required by law; (d) will ensure that all of its subcontractors and sub-agents to which it provides PHI pursuant to the terms of this Agreement shall agree to all of the same restrictions and conditions to which EHI is bound; (e) will report to “COMPANY” any unauthorized use or disclosure immediately upon becoming aware of it; (f) will indemnify and hold “COMPANY” harmless from all liabilities, costs and damages arising out of or in any manner connected with the disclosure by EHI or its agents of any PHI; (g) make available PHI in accordance with 45 CFR § 164.254; (h) make available PHI for amendment and incorporate any amendments to PHI in accordance with 45 CFR § 164.526; (i) make available the information required to provide an accounting of disclosures in accordance with 45 CFR § 164.528; (j) make its internal practices, books and records relating to the use and disclosure of PHI received from or created for “COMPANY” available to the Secretary of Health and Human Services, governmental officers and agencies and “COMPANY” as required for purposes of determining compliance with 45 CFR §§ 164.500-534; (k) upon termination of this Agreement for whatever reason, EHI will return or destroy all PHI, if feasible, received from or created for “COMPANY” which EHI maintains in any form, and will retain no copies of such information, or if such return or destruction is not feasible, to extend the precautions of this Agreement to the information and limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible; (1) will comply with all applicable laws and regulations, specifically including the privacy and security standards of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (45 C.F.R Parts 160-164), Title V of the Gramm-Leach-Bliley Act (15 U.S.C. § 6801 et. seq.) and applicable state legislation and regulations, as amended from time to time, and (m) EHI will not develop any list, description or other grouping of individuals using financial information received from or on behalf of “COMPANY”, except as permitted by this agreement or in writing by “COMPANY”. EHI recognizes that any breach of confidentiality or misuse of information found in and/or obtained from records may result in the termination of this Agreement and/or legal action. Unauthorized disclosure may give rise to irreparable injury to the member or to the owner of such information and accordingly the member or owner of such information may seek legal remedies against EHI.

If EHI and “COMPANY” exchange data electronically, EHI will comply, and will require any subcontractor or sub-agent involved in the electronic exchange of data, to comply with the following:

a.	EHI shall provide, and shall require its sub-agents and subcontractors to provide, security for all data that is electronically exchanged between “COMPANY” and EHI.

b.	EHI shall implement and maintain, and shall require its sub-agents and subcontractors to implement and maintain, appropriate and effective administrative, technical and physical safeguards to protect the security, integrity and confidentiality of data electronically exchanged between “COMPANY” and EHI, including access to data as provided herein.

c.	EHI and any sub-agents and subcontractors shall keep all security measures current and shall document its security measures implemented pursuant to this Section V in written policies, procedures or guidelines.

II	ARTICLE IV – DISPUTE RESOLUTION Section 4.1 shall be replaced in its entirety with the following:

4.1 “Company” and EHI agree to meet and confer in good faith on all matters affecting this Agreement. The parties agree that any unresolved dispute will be resolved by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association or equivalent.

III	The attached commission schedule, attached as Attachment A, and incorporated herein by reference, shall replace the existing commission schedule.

eHealthInsurance Services, Inc.

By:	/s/ Nitin M. Patel
Name:	Nitin M. Patel
Title:	Vice President
Date:	3/13/03

Blue Cross of California on its behalf and on behalf of its affiliates comprising the “Company”

By:
Name:	[***]
Title:	Senior Vice President

Date:

UNICARE Life & Health Insurance Company on its behalf and on behalf of its affiliates comprising the “Company”

By:
Name:	[***]
Title:	Senior Vice President

Date:

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Attachment A

COMPENSATION

Blue Cross of California

Individual Medical Plans (<64.5)	First Year	[***] & [***] Year	[***] Year and longer

Level I	[***]%	[***]%	[***]%

Level I+20	[***]%	[***]%	[***]%

Level I+50	[***]%	[***]%	[***]%

Level I+75	[***]%	[***]%	[***]%

Level I+100	[***]%	[***]%	[***]%

Level III	$[***][***] commission

[***] Medical Plans	[***]%	[***]	[***]

HIPAA Guarantee Issue	[***]%	[***]%	[***]%

	First Year		Renewal

BC Life & Health Term Life Insurance	[***]%		[***]%

Dental Plan	[***]%		[***]%

	Annualized Premium		First Year/Renewal

Small Group Medical Plans ([***] or fewer employees)	[***]-[***]		[***]%

	[***]-[***]		[***]%

	[***]-[***]		[***]%

	[***]-[***]		[***]%

	[***]-[***]		[***]%

	[***]-[***]		[***]%

	[***]-and over		[***]

Group Dental			[***]%

Group Life			[***]%

UNICARE Life & Health Insurance Company

Individual Medical Plans (<64.5)	First Year	[***] & [***] Year	[***] Year and longer

	[***]%	[***]%	[***]%

[***] Medical Plans	[***]%	[***]	[***]

HIPAA Guarantee Issue (Nevada and Virginia ONLY)	[***]%	[***]%	[***]%

	First Year		Renewal

UNICARE Term Life Insurance	[***]%		[***]%

Dental Plan	[***]%		[***]%

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

	Annualized Premium	First Year/ Renewal
Small Group Medical Plans	[***]-[***]	[***]%
(50 or fewer employees)	[***]-[***]	[***]%
	[***]-[***]	[***]%
	[***]-[***]	[***]%
	[***]-[***]	[***]%
	[***]-[***]	[***]%
	[***]-an over	[***]
Group Dental		[***]%
Group Life		[***]%

[***] Bonus

Company will pay EHI a [***] bonus based upon the following:

Year [***] [***]

A bonus of $[***] per subscriber will be paid [***] upon EHI selling between [***] and [***] [***] contracts within the [***] [***] months of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within the [***] [***] months of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within the [***] [***] months of this Agreement.

Year [***] [***]-[***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR,

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within months [***] through [***] of this Agreement.

Year [***] [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] or more [***] contracts within months [***] through [***] of this Agreement.

All [***] contracts must be in force for at least [***] days. Retroactive cancellations back to the original effective date are not eligible. [***] sales are not counted toward bonus thresholds.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT SIX

TO

AGENT AGREEMENT

WHEREAS, Blue Cross of California, and BC Life and Health Insurance Company, UNICARE Life & Health Insurance Company, UNICARE Health Insurance Company of the Midwest and UNICARE Health Plans of the Midwest (collectively, “Company”) and eHealthInsurance Services, Inc. (“EHI”) are parties to an Agent Agreement dated October 1,2000 (the “Agreement”).

WHEREAS, this Amendment six is entered into pursuant to Article 6.3 of the Agreement, which states that modifications to the Agreement shall be put in writing and agreed to by both parties. When signed below by an authorized representative of each party, this Amendment shall constitute such writing. All unmodified terms and conditions of the Agreement shall remain in full force and effect. Wherever possible, the terms of this Amendment shall be read in such a manner so as to avoid conflict with the Agreement, but in the event of an unavoidable conflict, the terms of the Agreement shall control over the terms of this Amendment. All capitalized terms set forth herein shall have the same meaning as defined in the Agreement or this Amendment.

NOW THEREFORE, the parties mutually agree to the following:

1. Performance Bonus. As additional compensation, Company will pay EHI a Performance Bonus incentive in the amount set forth in Exhibit A of this Amendment, which is attached to and made part of the Agreement.

2. Term. The Effective Date of this Amendment shall be January 1,2004. This Amendment will terminate on December 31, 2006 without terminating the Agreement.

IN WITNESS HEREOF, the parties have caused this Amendment Four to be executed as of the dates set forth below.

eHealthInsurance Services, Inc.

By:	/s/ Robert L. Fahlman
Name:	Robert L. Fahlman
Title:	Senior Vice President - COO
Date:	4.9.04

1

Blue Cross of California on its behalf and on behalf of its affiliates comprising the “Company”

By:	[***]
Name:	[***]
Title:	Senior Vice President

Date:	3-24-04

UNICARE Life and Health Insurance Company on its behalf and on behalf of its affiliates comprising the “Company”

By:	[***]
Name:	[***]
Title:	Senior Vice President

Date:	3-24-04

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2

EXHIBIT A

PERFORMANCE BONUS

[***] Bonus Incentive

Effective January 1, 2004 through December 31, 2006

Company will pay EHI a [***] bonus based upon the following:

Blue Cross of California/BC Life & Health Insurance Company [***] Bonus (based on [***] for both companies) ([***], excluding [***]).

Year [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within the [***] [***] months of this Agreement OR

A bonus of $[***] per [***] will be paid one time upon EHI selling between [***] and [***] [***] contracts within the [***] [***] months of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within the [***] [***] months of this Agreement.

Year [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within months [***] through [***] of this Agreement.

Year [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] individual contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within months [***] through [***] of this Agreement.

BC Life & Health Insurance Company [***] Policies

To be determined if eHealthInsurance.com is interested in actively pursuing sales of BC Life & Health Insurance Company [***] policies.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

1

UNICARE [***] Bonus (based on aggregate production for [***] UNICARE [***] [***]) ([***], excluding [***]).

Year [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within the [***] [***] months of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within [***] [***] months of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within the [***] [***] months of this Agreement.

Year [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within months [***] through [***] of this Agreement.

Year [***]

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling between [***] and [***] [***] contracts within months [***] through [***] of this Agreement OR

A bonus of $[***] per [***] will be paid [***] upon EHI selling [***] or more [***] contracts within months [***] through [***] of this Agreement.

UNICARE Production Bonus [***] products

To be determined if eHealthInsurance.com is interested in actively pursuing sales of UNICARE [***] policies.

All [***] contracts must be in force for at least [***] days. Retroactive cancellations back to the original effective date and rescissions are not eligible and will be debited from production.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2

Blue Cross of California and Affiliates

Amendment to

AGENT AGREEMENT

Certain Agent Agreement(s) by and among Blue Cross of California, BC Life and Health Insurance Company and Affiliates (collectively, “Company”) and eHealthInsurance Services, Inc. (“Agent”) for valuable consideration the adequacy and sufficiency of which is acknowledged by the parties is hereby amended effective December 1, 2005 as follows:

RECITALS

A.	This Amendment outlines support and limitations to support from Company with regards to electronic applicant data being passed from Agent to Company. This Amendment amends the current Agent Agreements for each Company brand and the Blue Cross of California and Affiliates Strategic Partnership Agreement currently in force and as may later otherwise be amended and shall be a part thereof. All provisions thereof not specifically inconsistent herewith shall remain in full force and effect. Any and all such agreements shall be referred to herein as the “Agreement.”

B.	Company as used in this Agreement refers jointly and severally to Blue Cross of California, BC Life and Health Insurance Company and their affiliates, and any other WellPoint subsidiaries that are a party to the Agreement, as the context and circumstances may require.

ARTICLE I – GENERAL PROVISIONS

A.	Company and Agent shall comply with all laws and regulations applicable to their businesses, their licenses, appointments and the transactions into which they enter in connection with this Agreement.

B.	Neither Company nor Agent shall be liable to any third party for an act or failure to act of the other party to this Agreement.

ARTICLE II – OBLIGATIONS OF AGENT

A.	When Agent and Company exchange data electronically, Agent will comply with the following:

1.	Agent shall comply, and shall require its sub-agents and subcontractors to comply with the following data transmission specifications and security standards specified by Company for all data that is electronically exchanged between Company and Agent: Agent to transmit application data to Company via [***] in format specified in [***] (dated October 21, 2003) and WellPoint [***] to connect securely to the Agent site to obtain [***]. Both exchanges to use [***] with [***]., and to comply with all legislative and regulatory requirements including, but not limited to, HIPAA.

2.	Agent shall implement and maintain, and shall require its sub-agents and subcontractors to implement and maintain, appropriate and effective administrative, technical and physical safeguards to protect the security, integrity and confidentiality of data electronically exchanged between Company and Agent, including access to

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

data as provided herein. Agent shall assume sole responsibility for ensuring all data electronically transmitted to Company exactly matches the data provided in the application image sent to Company.

3.	Agent and any sub-agents and subcontractors shall keep all security measures in accordance with Agent’s responsibilities under the Amendment to Blue Cross of California and Affiliates Agent Agreement dated February 1, 2003 (Business Associate Agreement).

B.	Agent agrees to immediately suspend data transmission activity whenever technical issues arise that could result in loss of data integrity, and correct the issues before resuming data transmission.

ARTICLE III – OBLIGATIONS OF Company

A.	Agent shall have the opportunity to transmit applicant data to Company to expedite the Underwriting process.

B.	Company will provide Agent with requirements for data to be transmitted. Requirements include data format, required fields, security standards, and manner of submission.

ARTICLE III – TERM & TERMINATION:

A.	This Amendment shall become effective following execution by Agent on the date approved by a duly authorized representative of Company as indicated below, and shall continue in effect until terminated as described below.

A.	Termination and Modification: This Amendment may be terminated at any time by Agent or Company by giving [***] ([***]) days prior written notice thereof to the other party. Any such termination of this Amendment shall not necessarily terminate the Agreement.

C.	Either Party may terminate this Amendment immediately upon written notice to the other Party at any time for such Party’s failure to comply with any provision of this Amendment, the Agreement, or commission of fraud, dishonesty, or breach of any fiduciary duty. Such termination shall, at the terminating Party’s option also constitute termination of the Agreement for cause.

To signify agreement, the authorized parties have signed below:

Company		Agent/Agency

BY:	[***]	BY:	/s/ Robert L. Fahlman
NAME:	[***]	NAME:	Robert L. Fahlman
TITLE:	Staff Vice President, Strategic Sales	TITLE:	Sr. VP & COO
DATE:	12/27/05	DATE:	1.3.05

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.